UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2026

RANGE IMPACT, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, Suite 400
Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 304-6556

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	RNGE	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 17, 2026, Range Impact, Inc. (the “Company”) and Vetted Consultant LLC d/b/a Vetted Portal (“Vetted Portal”), entered into a Master Services Agreement (the “MSA”). Under the MSA, Vetted Portal agreed to design, build and deploy a custom artificial intelligence agent platform for the Company’s use in permit compliance, reclamation monitoring, and related operational workflows.

The MSA provides for milestone-based fees for the initial “Layer 1” scope of work. The aggregate gross fees are $626,000, and the aggregate net payments are $576,000 after application of a $10,000 milestone credit to each of milestones M1 through M5. The milestone schedule begins with contract execution and kickoff and continues through go-live and handover, which is targeted for six months after contract signing. Following go-live, Vetted Portal will provide ongoing hosting, monitoring, and enhancement services at a monthly rate to be set forth in a separate managed services order.

Subject to the Company’s full payment of the fees under the MSA, Vetted Portal will assign to the Company all right, title, and interest in the milestone deliverables produced under the Layer 1 scope, excluding Vetted Portal’s pre-existing intellectual property. The MSA also provides that, after achievement of the go-live milestone, Vetted Portal will be restricted from developing or providing substantially similar AI platforms or software applications for specified mining, reclamation, remediation, and related natural-resource industries without the Company’s prior written consent.

The MSA will continue until the services are delivered and accepted, unless earlier terminated in accordance with its terms. Either party may terminate the MSA for material breach if the breach remains uncured for 30 days after written notice. The Company may also terminate the MSA for convenience upon 30 days’ written notice, subject to payment of fees earned through termination and a wind-down fee equal to 5% of the then-remaining contract value, capped at Vetted Portal’s documented, unrecoverable out-of-pocket costs directly resulting from the early termination. The MSA also contains confidentiality, indemnification, warranty, limitation of liability, force majeure, assignment, governing law, and dispute resolution provisions that are customary for an agreement of this nature.

In connection with entering into the MSA, on August 17, 2026, the Company issued to Vetted Portal a common stock purchase warrant (the “Warrant”) to purchase up to 500,000 shares of the Company’s common stock, subject to adjustment as provided in the Warrant. The Warrant has an exercise price of $0.76 per share. The Warrant expires on the five-year anniversary of the grant date. The Warrant is not exercisable until the date on which milestone M5 under the MSA is completed and accepted by the Company in accordance with the MSA. If the Company terminates the MSA for cause prior to that vesting date due to Vetted Portal’s material breach of the MSA, the Warrant automatically terminates without consideration or payment to Vetted Portal. If Vetted Portal terminates the MSA for cause prior to that vesting date due to the Company’s material breach of the MSA, the Warrant remains outstanding and vests and becomes exercisable on the effective date of such termination.

The Warrant permits cashless exercise if, at any time during the exercise period, the Company has failed to maintain an effective registration statement covering Vetted Portal’s immediate resale of the warrant shares without limitation. The Warrant Shares are subject to a 90-day lock-up period following the applicable exercise date, and after expiration of that lock-up period, Vetted Portal is subject to a 90-day leak-out restriction limiting sales, transfers or other dispositions to no more than 10% of the average daily trading volume of the Company’s common stock during any five consecutive trading day period, measured on a rolling basis, subject to specified exceptions. The Warrant also includes customary provisions regarding stock dividends and splits, fundamental transactions, transfer restrictions, reservation of shares, governing law and amendment.

The foregoing descriptions of the MSA and the Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the MSA and the Warrant, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Warrant is incorporated into this Item 3.02 by reference.

The Warrant and the shares of common stock issuable upon exercise of the Warrant have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and the Warrant states that the Company issued the Warrant in reliance upon an exemption from registration under the Securities Act. The holder represented in the Warrant that it is acquiring the Warrant and, upon exercise, will acquire the warrant shares for its own account and not with a view to distribution or resale in violation of the Securities Act or applicable state securities laws, except pursuant to registered or exempt sales. The Warrant and the warrant shares may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws.

Portions of this Current Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different due to a number of factors. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about significant risks that may impact the Company is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov. The Company is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Master Services Agreement, dated August 17, 2026, by and between Range Impact, Inc. and Vetted Consultant LLC d/b/a Vetted Portal.

10.2	Common Stock Purchase Warrant, dated August 17, 2026, issued by Range Impact, Inc. to Vetted Consultant LLC d/b/a Vetted Portal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE IMPACT, INC.

Dated: August 17, 2026	By:	/s/ Michael Cavanaugh
	Name:	Michael Cavanaugh
	Title:	Chief Executive Officer

EXHIBIT INDEX

10.1	Master Services Agreement, dated August 17, 2026, by and between Range Impact, Inc. and Vetted Consultant LLC d/b/a Vetted Portal.

10.2	Common Stock Purchase Warrant, dated August 17, 2026, issued by Range Impact, Inc. to Vetted Consultant LLC d/b/a Vetted Portal.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)